UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2018 (September 6, 2018)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On September 6, 2018, At Home Group Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the selling stockholders listed on Schedule II thereto (collectively, the “Selling Stockholders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), relating to the sale by the Selling Stockholders of 10,000,000 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company. In connection with the offering of the Shares, the Selling Stockholders have granted the Underwriter a 30-day option to purchase up to 1,500,000 additional Shares of the Company’s common stock. The offering of the Shares closed on September 11, 2018. The Company did not sell any Shares in the offering or receive any proceeds from the offering.

The offering described in this Current Report on Form 8-K was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-221044), filed on October 20, 2017 and declared effective by the Securities and Exchange Commission on October 31, 2017, as supplemented by the preliminary prospectus supplement dated September 6, 2018 and the final prospectus supplement dated September 6, 2018.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and Selling Stockholders. It also provides for customary indemnification of the Underwriter by each of the Company and the Selling Stockholders for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 6, 2018, by and among At Home Group Inc., the selling stockholders listed on Schedule II thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: September 11, 2018	By:	/s/ JUDD T. NYSTROM
		Name:	Judd T. Nystrom
		Title:	Chief Financial Officer